SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2013

APPLE REIT SIX, INC.
(BRE Select Hotels Corp as successor by merger to Apple REIT Six, Inc.)

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA

(State or Other Jurisdiction of Incorporation)

000-51270	20-0620523
(Commission File Number)	(IRS Employer Identification No.)

c/o Blackstone Real Estate Partners VII L.P. 345 Park Avenue New York, New York	10154
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-5000

(Registrant’s Telephone Number, Including Area Code)

814 East Main Street

Richmond, Virginia 23219

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Six, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Items 8.01 and 9.01 of Form 8-K.

Item 8.01	Other Events

On May 14, 2013, the Company issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the closing of the merger of the Company with and into BRE Select Hotels Corp, an affiliate of Blackstone Real Estate Partners VII.

Item 9.01.	Financial Statements and Exhibits.

a. Financial Statements of business acquired.

None.

b. Pro forma financial information.

None.

c. Shell company transaction.

None.

d. Exhibits.

99.1	Press Release dated May 14, 2013

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRE SELECT HOTELS CORP
as successor by merger to Apple REIT Six, Inc.

Date: May 14, 2013	By:	/s/ Brian Kim
Brian Kim
Vice President, Secretary and Managing Director